UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2018

Universal Biosensors, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Universal Biosensors, Inc. (the “Company”) held its annual meeting of stockholders on June 25, 2018. At the meeting, the Company’s stockholders (i) elected Ms. Judith Smith to serve as a Class I director of the Company until the 2021 annual meeting of stockholders, or until her successor is duly elected and qualified; and (ii) approved the proposal regarding an advisory vote to approve the compensation awarded to the Company’s named executive officers.

Proposal No.	Proposal	Votes For	Votes Against	Abstentions
Proposal 1	Election of Ms. Judith Smith	86,761,248	1,336,387	1,648,182
Proposal 2	Advisory Vote on the Compensation of Senior Executives	86,050,919	2,167,439	1,527,459

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing presentation materials that the Company used during its annual meeting of stockholders on June 25, 2018. The Company is also making the materials available on its website (www.universalbiosensors.com). The Company is furnishing the presentation materials as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information furnished includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01 and Item 9.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation by Mr. Rick Legleiter, Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: July 10, 2018	By:	/s/ Rick Legleiter
	Name:	Rick Legleiter
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item

99.1	Presentation by Rick Legleiter, Chief Executive Officer